Exhibit 10.1

LOAR HOLDINGS INC.

WAIVER TO THE REGISTRATION RIGHTS AGREEMENT

This Waiver (this “Waiver”) to the Registration Rights Agreement, dated as of April 29, 2024 (the “Agreement”), is entered into by and between Loar Holdings Inc., a Delaware corporation (the “Company”), the Abrams Investors, the BXCI Investors, the GPV Investors, the DC Investors and the BM Investors (the “Principal Investors”), as of May 13, 2025 (the “Effective Date”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

This Waiver is being entered into pursuant to Section 13(a) of the Agreement.

Section 1 Additional Stockholder Lock-up Agreement. Effective as of the Effective Date, the parties to this Waiver consent to and waive any provision of the Agreement, including, but not limited to, (i) restrictions on transfers of DC Lock-up Equity pursuant to Section 10(a)(i)(2) of the Agreement and (ii) restrictions on transfers of BM Lock-up Equity pursuant to Section 10(a)(i)(3) of the Agreement, that would otherwise prohibit any party to the Agreement from participating in the registered public underwritten offering and sale of shares (the “Offering”) of the Company’s common stock, par value $0.01 per share (the “Common Shares”), pursuant to the Company’s Preliminary Prospectus Supplement, dated and filed with the Securities and Exchange Commission (the “Commission”) on or about the Effective Date, to the Prospectus, dated May 1, 2025 included in the Registration Statement on Form S-3ASR, filed with the Commission on May 1, 2025 (as the same may be amended, supplemented or modified, including, but not limited to, with respect to an upsize of the Offering), in order to enable the DC Investors and the BM Investors to sell Common Shares up to a pro rata amount of Common Shares with the other Principal Investors in the Offering, calculated based on the percentage of Common Shares owned by the Principal Investors prior to such offering.

Section 2 Governing Law. The corporate law of the State of New York will govern all issues and questions concerning the relative rights of the Company and its equityholders pursuant to this Waiver. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Waiver will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

Section 3 Effect on Agreement. Except as set forth herein, all other terms and conditions of the Agreement are unaffected hereby and remain in full force and effect.

Section 4 Counterparts. This Waiver may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same agreement.

Section 5 Entire Agreement. Except as otherwise provided herein, this Waiver and the Agreement contain the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

IN WITNESS WHEREOF, the parties have executed this Waiver to Registration Rights Agreement as of the date first written above.

Loar Holdings Inc.

By:	/s/ Michael J. Manella
Name: Michael J. Manella
Title: Vice President, General Counsel and Secretary

[Signature Pages to Waiver of Registration Rights Agreement – Project Gratis]

IN WITNESS WHEREOF, the parties have executed this Waiver to Registration Rights Agreement as of the date first written above.

ABRAMS INVESTORS:

Abrams Capital Partners I, L.P.
By: Abrams Capital Management, L.P.,
its investment advisor

By:	Abrams Capital Management, LLC,
its general Partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

Abrams Capital Partners II, L.P.
By: Abrams Capital Management, L.P.,
its investment advisor

By: Abrams Capital Management, LLC,
its general Partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

Whitecrest Partners, LP
By: Abrams Capital Management, L.P.,
its investment advisor

By: Abrams Capital Management, LLC,
its general Partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

[Signature Pages to Waiver of Registration Rights Agreement – Project Gratis]

IN WITNESS WHEREOF, the parties have executed this Waiver to Registration Rights Agreement as of the date first written above.

ABRAMS INVESTORS (continued):

Great Hollow International, L.P.
By: Abrams Capital Management, L.P.,
its investment advisor

By: Abrams Capital Management, LLC,
its general partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

Riva Capital Partners IV, L.P.
By: Abrams Capital Management, L.P.,
its investment advisor

By: Abrams Capital Management, LLC,
its general partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

Riva Capital Partners V, L.P.
By: Abrams Capital Management, L.P.,
its investment advisor

By: Abrams Capital Management, LLC,
its general partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

[Signature Pages to Waiver of Registration Rights Agreement – Project Gratis]

IN WITNESS WHEREOF, the parties have executed this Waiver to Registration Rights Agreement as of the date first written above.

BXCI INVESTORS:

GSO Capital Opportunities Fund III LP
By: GSO Capital Opportunities Associates III LLC,
its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Blackstone Private Credit Fund
By: Blackstone Private Credit Strategies LLC,
its adviser

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BCRED Twin Peaks LLC
By: Blackstone Private Credit Fund
its sole common member and special member
By: Blackstone Private Credit Strategies LLC,
its adviser

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Pages to Waiver of Registration Rights Agreement – Project Gratis]

IN WITNESS WHEREOF, the parties have executed this Waiver to Registration Rights Agreement as of the date first written above.

BXCI INVESTORS (continued):

GSO Orchard Fund LP
By:	GSO Orchid Associates LLC
its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Barre des Ecrins Master Fund SCSp

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Pages to Waiver of Registration Rights Agreement – Project Gratis]

IN WITNESS WHEREOF, the parties have executed this Waiver to Registration Rights Agreement as of the date first written above.

GPV INVESTORS:

/s/ Paul Levy
Paul Levy

GPV Loar LLC

By:	/s/ Paul Levy
Name: Paul Levy
Title: Managing Partner/Member

[Signature Pages to Waiver of Registration Rights Agreement – Project Gratis]

IN WITNESS WHEREOF, the parties have executed this Waiver to Registration Rights Agreement as of the date first written above.

DC INVESTORS:

/s/ Dirkson R. Charles
Dirkson Charles

Charles Family Trust 13

By:	/s/ Dirkson R. Charles
Name: Dirkson Charles
Title: Trustee

[Signature Pages to Waiver of Registration Rights Agreement – Project Gratis]

IN WITNESS WHEREOF, the parties have executed this Waiver to Registration Rights Agreement as of the date first written above.

BM INVESTORS:

/s/ Brett N. Milgrim
Brett Milgrim

BNM Capital LLC

By:	/s/ Brett N. Milgrim
Name: Brett Milgrim
Title: Manager

[Signature Pages to Waiver of Registration Rights Agreement – Project Gratis]